Acquisitions	12 Months Ended
Dec. 31, 2013
Acquisitions
Acquisitions

Boise Acquisition

On October 25, 2013, we acquired 100% of the outstanding stock and voting equity interests of Boise, a large manufacturer of packaging and white paper products for $2.1 billion including the assumption of debt. We paid $12.55 per share to shareholders, or $1.2 billion, net of $121.7 million of cash acquired, and assumed the fair value of Boise's debt, of $829.8 million. The acquisition expands our corrugated products geographic reach and offerings, provides low-cost, lightweight containerboard capacity for continued growth in the packaging business, and provides meaningful opportunities in the white paper business. We incurred $17.2 million of acquisition-related costs recorded in "Other expense, net" and $11.6 million of acquisition-related debt financing costs recorded in "Interest expense". Our consolidated income statement for the year ended December 31, 2013, included Boise net sales revenue of $448.0 million and Boise income from operations of $3.5 million. Boise's income from operations included $21.5 million of expense related to the step-up in inventory value at the acquisition date, $14.6 million of integration-related and other costs, and $0.4 million of acquisition-related costs. Boise's financial results are included in our Packaging, Paper, and Corporate and Other segments from the date of acquisition. For more information, see Note 19, Segment Information.

The purchase price allocation is preliminary. Our estimates and assumptions are subject to change as more information becomes available. The primary areas of the purchase price allocation that are not yet finalized relate to the valuation of fixed assets, income taxes, and residual goodwill. The following table summarizes the allocation of the purchase price to the assets acquired and liabilities assumed, based on our current estimates of the fair value at the date of the acquisition (dollars in thousands):

Current assets:
Cash and cash equivalents	$121,658
Accounts receivable	270,364
Inventories	286,277
Deferred income taxes	9,144
Prepaid expenses and other current assets	8,624
Total current assets	696,067
Property, plant, and equipment (a)	1,401,183
Intangible assets (b):
Customer relationships	256,400
Trademarks and trade names	20,600
Goodwill (c)	458,579
Other long-term assets	21,786
Assets acquired	2,854,615

Current liabilities	322,230
Long-term debt	829,750
Deferred tax liabilities	281,463
Other long-term liabilities	131,276
Liabilities assumed	1,564,719

Net assets acquired	$1,289,896
____________

(a)	Property and equipment acquired are being depreciated on a straight-line basis over their estimated remaining lives, which range from one to 30 years.

(b)	We are amortizing the intangible assets on a straight-line basis over the following (in years):

Customer relationships	15	-	20
Trademarks and trade names	5	-	20

(c)
Goodwill is the excess of purchase price over the fair value of tangible and identifiable intangible assets acquired and liabilities assumed. Goodwill generated from the acquisition is primarily attributable to expected synergies and the assembled workforce. Goodwill recognized in the transaction is not deductible for income tax purposes; however, we assumed $1.9 million of goodwill that Boise had been amortizing in connection with previous acquisitions, which we will continue to amortize and deduct for income tax purposes.

Pro Forma Financial Information (Unaudited)

The following pro forma financial information presents the combined results of operations as if Boise had been combined with us on January 1, 2012. The pro forma results are intended for information purposes only and do not purport to represent what the combined companies' results of operations would actually have been had the transactions in fact occurred on January 1, 2012. They also do not reflect any cost savings, operating synergies, or revenue enhancements that we may achieve or the costs necessary to achieve those cost savings, operating synergies, revenue enhancements, or integration efforts (dollars in millions, except per-share amounts).

	Pro Forma (Unaudited)
	Year Ended December 31
	2013	2012
Sales	$5,696.2	$5,355.9
Net income (a)	$497.4	$222.4
Net income per share—diluted	$5.10	$2.28
____________

(a)
The 2013 and 2012 unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are directly related to the acquisition, factually supportable, and expected to have a continuing impact. These adjustments include, but are not limited to, the application of our accounting policies; elimination of related party transactions; depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets; and interest expense on acquisition-related debt.

The 2013 unaudited pro forma net income was also adjusted to exclude $21.5 million of acquisition inventory step-up expense, $17.2 million of acquisition-related costs, which primarily consist of advisory, legal, accounting, valuation and other professional or consulting fees, and $11.6 million of acquisition-related debt financing costs. Included in 2013 pro forma net income is $166.0 million of income from the reversal of tax reserves related to alternative fuel mixture credits, $17.4 million of integration-related and other costs, which primarily consist of severance and other employee costs and professional services.

Other Acquisitions

In November 2013, we acquired Damage Prevention Company for $6.3 million and recorded $1.1 million of goodwill in the Packaging segment. During the first quarter of 2012, PCA acquired a corrugated products manufacturer located in Pennsylvania for $35.4 million. Sales and total assets of both acquisitions were not material to the Company's overall sales and total assets. The operating results of both acquisitions subsequent to the purchase dates are included in the Packaging segment. The Company allocated the purchase price to the assets acquired and liabilities assumed.